CERTIFICATION OF CHIEF FINANCIAL OFFICER and CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Wescorp Energy Inc. (the "Company") on Form 10-QSB/A for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Douglas Biles, Chief Executive Officer and I, Terry Mereniuk, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 29, 2006	(signed) Douglas Biles__
Douglas Biles, CEO

(signed) Terry Mereniuk_
Terry Mereniuk, CFO